EXHIBIT 10.2

                                 [FORM OF NOTE]

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN
                  APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS

                              NEOPROBE CORPORATION

                     8% SERIES A CONVERTIBLE PROMISSORY NOTE
                              DUE DECEMBER 12, 2008

$
 ------------

                                                               December 13, 2004

      FOR VALUE RECEIVED, the undersigned, NEOPROBE CORPORATION, a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of _________________ ("__________"), a ______________, or its registered assigns
(the "HOLDER"), the principal sum of __________________________ DOLLARS ($____________) on December 12, 2008 (the "MATURITY DATE"), with interest thereon from time to time as provided herein.

      1. PURCHASE AGREEMENT. This Convertible Promissory Note (the "NOTE") is issued by the Borrower, on the date hereof, pursuant to the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of December 13, 2004 by and among the Borrower, Biomedical Value Fund, L.P., Biomedical Offshore Value Fund, Ltd. and David C. Bupp, and is subject to the terms thereof. This Note, together with all other promissory notes issued under the Purchase Agreement, and all promissory notes issued pursuant to paragraph 12 hereof or thereof are hereinafter referred to as the "NOTES." The obligations of Borrower under this Note are secured pursuant to a Security Agreement dated December 13, 2004 by and among the Borrower, Biomedical Value Fund, L.P., Biomedical Offshore Value Fund, Ltd. and David C. Bupp. The Holder is entitled to the benefits of this Note and the Purchase Agreement, as it relates to the Note and the Security Agreement, and may enforce the agreements of the Borrower contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Purchase Agreement.

      2.    INTEREST.

            (a)   BASIC INTEREST.

                  (i) The Borrower promises to pay interest on the principal amount of this Note at the rate of 8% per annum. The Borrower shall pay accrued interest quarterly on each March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "INTEREST PAYMENT DATE"), beginning on December 31, 2004. Interest on this Note shall be paid by wire transfer of immediately available funds to an account at a bank designated in writing by the Holder. In the absence of any such written designation, any such Interest payment shall be deemed made on the date a check in the applicable amount payable to the order of Holder is received by the Holder at its last address as reflected in Borrower's note register; if no such address appears, then to such Holder in care of the last address in such note register of any predecessor holder of this Note (or its predecessor). Interest on this Note shall accrue from and including the date of issuance through and until repayment of the principal and payment of all accrued interest in full. Interest shall accrue and be computed on the basis of a 360-day year of twelve 30-day months.

                  (ii) The foregoing to the contrary notwithstanding, interest payable on any Interest Payment Date may, at Borrower's election, be accrued and not paid by the Borrower on such Interest Payment Date and the aggregate of such amount so accrued shall be added to the principal sum hereof on such Interest Payment Date as additional principal (the "ADDITIONAL PRINCIPAL") to be paid in accordance with the provisions of
      Section 3 hereinbelow. Interest shall accrue and be payable on the outstanding balance of the Additional Principal as set forth in the first sentence of this Section 2(a)(i).

            (b) DEFAULT RATE OF INTEREST. Except with respect to interest accruing pursuant to Section 2(a)(ii), but subject to applicable law, any overdue principal of and overdue interest on this Note shall bear interest, payable on demand in immediately available funds, for each day from the date payment thereof was due to the date of actual payment, at a rate equal to the rate of interest otherwise in effect pursuant to the first sentence of this
Section 2 plus 2% per annum, and, upon and during the occurrence of an Event of Default (as hereinafter defined), this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at a rate equal to the rate of interest otherwise in effect pursuant to the first sentence of this
Section 2 plus 2% per annum. Subject to applicable law, any interest that shall accrue on overdue interest on this Note as provided in the preceding sentence and shall not have been paid in full on or before the next Interest Payment Date to occur after the Interest Payment Date on which the overdue interest became due and payable shall itself be deemed to be overdue interest on this Note to which the preceding sentence shall apply.


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

            (c) NO USURIOUS INTEREST. In the event that any interest rate provided for herein shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to Borrower.

      3. PRINCIPAL PAYMENT. The principal amount of this Note, including any Additional Principal (such total amount, the "TOTAL PRINCIPAL AMOUNT") shall be due and payable on the Maturity Date.

      4. OPTIONAL PREPAYMENT. This Note may not be prepaid in whole or in part.

      5. AMENDMENT. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by any party from the terms of any provision of this Note, may be made only in the manner provided in Section 11.4 of the Purchase Agreement, and then such amendment, supplement, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      6. DEFAULTS AND REMEDIES.

            (a)   EVENTS OF DEFAULT. An "Event of Default" shall occur if:

                  (i) the Borrower shall default in the payment of the principal of this Note, when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

                  (ii) the Borrower shall default in the payment of any installment of interest on this Note according to its terms, when and as the same shall become due and payable and such default shall continue for a period of 5 business days; or

                  (iii) the  Borrower  shall  default in the due  observance  or performance of any covenant to be observed or performed  pursuant to
            Article 9 of the Purchase Agreement; or

                  (iv) the Borrower or any of its subsidiaries  shall default in the due observance or performance of any other covenant, condition or agreement on the part of the Borrower or any of its subsidiaries to be observed or performed pursuant to the terms hereof or pursuant to the terms of the Purchase Agreement or any of the Transaction Documents (other than those referred to in clauses (i), (ii) or (iii) of this Section 6(a)), and such default shall continue for 30 days after the earliest of (A) the date the Borrower is required pursuant to the Transaction Documents or otherwise to give notice thereof to the Holder (whether or not such notice is actually given) or (B) the date of written notice thereof, specifying such default and, if such default is capable of being remedied, requesting that the same be remedied, shall have been given to the Borrower by the Holder; or


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

                  (v) any  representation,  warranty or certification made by or on behalf of the Borrower or any of its subsidiaries in the Purchase Agreement, this Note, the Transaction Documents or in any certificate or other document delivered pursuant hereto or thereto shall have been incorrect in any material respect when made; or

                  (vi) any event or  condition  shall occur that  results in (A)
            the acceleration of the maturity of any Indebtedness of the Borrower or any of its subsidiaries, or (B) a default of any Indebtedness of the Borrower or any of its subsidiaries, which continues beyond any applicable period of cure and which would permit the holder to accelerate (automatically or upon notice and declaration) such Indebtedness, in either case in a principal amount aggregating $100,000 or more; or

                  (vii) any uninsured damage to or loss, theft or destruction of any assets of the Borrower or any of its subsidiaries shall occur that is in excess of $150,000; or

                  (viii) an  involuntary  proceeding  shall be  commenced  or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of the Borrower or any of its subsidiaries, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its subsidiaries, or for a substantial part of its property or assets, or (c) the winding up or liquidation of the Borrower or any of its subsidiaries; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

                  (ix) the Borrower or any of its subsidiaries shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (viii) of this Section 6(a), (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its subsidiaries, or for a substantial part of their property or assets,
            (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (g) take any action for the purpose of effecting any of the foregoing; or

                  (x) one or more  judgments  for the  payment  of  money  in an aggregate amount in excess of $150,000 (to the extent not covered by insurance) shall be rendered against the Borrower or any of its subsidiaries and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any of its subsidiaries to enforce any such judgment.


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

            (b) ACCELERATION. If an Event of Default occurs under Section 6(a)(viii) or (ix), then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. If any other Event of Default occurs and is continuing the Holder, by written notice to the Borrower, may declare the principal of and accrued interest on this Note to be immediately due and payable. Upon such declaration, such principal and interest shall become immediately due and payable. The Holder may rescind an acceleration and its consequences if all existing Events of Default, except nonpayment of principal or interest that has become due solely because of the acceleration, have been cured or waived and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 15.

      7.    CONVERSION.

            (a)   HOLDER'S RIGHT TO CONVERT.

                  (i) The principal amount of this Note shall be convertible, at the option of the Holder, at any time, or from time to time, in whole or in part, into that number of shares of the Common Stock $.001 par value per share (the "COMMON STOCK"), equal to a fraction, the numerator of which is the amount of the principal to be converted and the denominator of which is $0.40 as adjusted as provided below (as so adjusted, the "CONVERSION PRICE").

                  (ii) The option to convert  into shares of Common  Stock shall be exercised by the Holder (A) giving written notice to the Borrower, at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock issuable upon conversion are to be issued and (B) surrendering this Note for such purpose to the Borrower, at any place where the Corporation shall maintain a transfer agent for its Common Stock, duly endorsed in blank or accompanied by proper instruments of transfer. At the time of the surrender referred to in clause (B) above, the Person in whose name any certificate for shares of Common Stock shall be issuable upon such conversion shall be deemed to be the holder of record of such shares of Common Stock on such date, notwithstanding that the share register of the Borrower shall then be closed or that the certificates representing such Common Stock shall not then be actually delivered to such Person.


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

            (b)   CERTAIN EVENTS.

                  (i) In case at any time prior to the  conversion or payment of all of the principal of this Note:

                        (A) the Borrower shall authorize the granting to all the
                  holders of Common Stock of the Borrower of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

                        (B) there  shall be any  reclassification  of the Common
                  Stock of the Borrower(other than a subdivision or combination of its outstanding Common Stock); or

                        (C) there  shall be any  capital  reorganization  by the
                  Borrower; or

                        (D)  there   shall  be  an   Organic   Transaction   (as
                  hereinafter defined); or

                        (E) there shall be voluntary or involuntary dissolution,
                  liquidation and winding up by the Borrower or dividend or distribution to holders of Common Stock;

            then in any one or more of said cases, the Borrower shall cause to be delivered to the Holder, at the earliest practicable time (and, in any event, not less than 15 days before any record date or the date set for definitive action), written notice of the date on which the books of the Borrower shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price relating to the conversion of the Notes into Common Stock and the kind and amount of the shares of stock and other securities and property deliverable upon conversion of the Notes. Such notice shall also specify the date, if known, as of which the holders of record of the Common Stock shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their shares of the Common Stock for securities or other property (including cash) deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction, as the case may be. Anything herein to the contrary notwithstanding, the Holder may give a notice of conversion of all or a portion of the Note as contemplated in Section 7(a)(ii), which may be conditioned upon the actual occurrence of the event which is the subject of the notice, it being the intention of Borrower and Holder that Holder shall be entitled to obtain the benefits of such conversion if such event actually occurs, but shall be entitled to retain this Note in full at its option if such event does not occur for any reason, and the Borrower agrees to take all such action, including issuing a new Note in order to assure to the Holder the benefits contemplated by this Section 7(b).


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

                  (ii) For purposes hereof, the term "ORGANIC TRANSACTION" means
            (A) the sale, lease, exchange, transfer or other disposition (including, without limitation, by merger, consolidation or otherwise) of assets constituting all or substantially all of the assets of the Borrower and its subsidiaries, taken as a whole, to a Person or group of Persons, (B) any merger, consolidation or other business combination or refinancing or recapitalization that results in the holders of the issued and outstanding voting securities of the Borrower immediately prior to such transaction beneficially owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction or (C) any Person or Persons acting together or which would constitute a "group" for the purposes of Section 13(d) of the Exchange Act, together or with any Affiliates thereof, other than any of the holders of the Common Stock, the holders of the Series A Preferred Stock, as of the date of this Note as originally issued, and their respective Affiliates, beneficially owning (as defined in Rule 13d-3 of the Exchange Act) or controlling, directly or indirectly, at least 50% of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the Borrower.

      (c)   COMPANY RIGHT TO CONVERT.

                  (i) The  principal  amount of this  Note and all  other  Notes shall be convertible, at the option of the Company, by delivery of written notice (a "FORCED CONVERSION NOTICE") to the persons then registered as the Holder of this Note and Holders of all other Notes stating that the Borrower is exercising its right to convert all, and not less than all, of the Notes into shares of Common Stock, the number of shares of Common Stock issuable upon such conversion, and instructions for tendering this Note and receiving stock certificates representing the shares of Common Stock issuable upon such conversion, provided that the Forced Conversion Notice may only be given if and at such time as each of the following conditions shall have been satisfied:

                        (A) The arithmetic  weighted  average trading prices for
                  the ten consecutive trading days ending on the day immediately prior to the date the Forced Conversion Notice, as reported by Bloomberg, L.P. using the VAP function, is given is greater than $1.00 per share.

                        (B) The average daily trading volume reported by Bloomberg, L.P. for the 30 consecutive trading days ending on the day immediately prior to the date the Forced Conversion Notice is given is greater than 500,000 shares.


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

                        (C) The shares of Common Stock of the Company shall have
                  been admitted for trading on either the American Stock Exchange or Nasdaq Stock Market.

                        (D) Either (A) a corporate  partnership  satisfactory to
                  the holders of the Notes shall have been reached with RIGScan CR or (B) Lymphoseek shall have been approved by the U.S. Food and Drug Administration.

                  (ii) Upon the giving of the Forced Conversion Notice in accordance herewith, the registered Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon conversion of this Note the thereafter the Holder shall have no rights under this Note (including rights to receive payments of principal and interest hereunder) except the right to receive a certificate representing such shares upon surrender of this Note in accordance with the instructions set forth in the Forced Conversion Notice.

            (d) ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be adjusted from time to time in the following manner upon the occurrence of the following events:

                  (i) Dividend, Subdivision,  Combination or Reclassification of
            Common Stock. If the Company shall, at any time or from time to time, (A) declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (B) subdivide the outstanding Common Stock into a larger number of shares of Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares of its Common Stock, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each such case, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Holder of this Note upon conversion after such date shall be entitled to receive the aggregate number and kind of shares of capital stock which, if this Note had been converted immediately prior to such date, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If a dividend is declared and such dividend is not paid, the Conversion Price shall again be adjusted to be the Conversion Price, in effect immediately prior to such record date (giving effect to all adjustments that otherwise would be required to be made pursuant to this Section 7(d) from and after such record date).


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

                  (ii) Certain Distributions.  If the Company shall, at any time or from time to time, fix a record date for the distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, assets or other property (other than regularly scheduled cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in capital stock for which adjustment is made under Subsection 7(d)(i)) or subscription rights, options or warrants, then the Conversion Price shall be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction (which shall in no event be less than zero), the numerator of which shall be the Current Market Price per share of Common Stock on such record date (or, if an ex dividend date has been established for such record date, on the next day preceding such ex dividend date), less the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, other property, subscription rights or warrants so to be distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of Common Stock. Any such adjustment shall become effective immediately after the record date for such distribution. Such adjustments shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Price shall be adjusted to the Conversion Price in effect immediately prior to such record date (giving effect to all adjustments that otherwise would be required to be made pursuant to this Section 3 from and after such record date).

                  (iii) Issuance of Common Stock Below Current Market Price or Conversion Price.

                        (A) If the Company  shall,  at any time and from time to
                  time, after the date hereof, directly or indirectly, sell or issue shares of Common Stock (regardless of whether originally issued or from the Company's treasury), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock) at a price per share of Common Stock (determined, in the case of rights, options, warrants or convertible or exchangeable securities (collectively, "SECURITIES"), by dividing (x) the total consideration received or receivable by the Company in consideration of the sale or issuance of such Securities, plus the total consideration payable to the Company upon exercise or conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such Securities) which is lower than the Conversion Price in effect immediately


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

                  prior to such sale or issuance, then, subject to clause 7(d)(iii)(B), (A) if such sale or issuance occurs on or prior to December 13, 2006, the Conversion Price shall be reduced to the consideration received (in the case of Securities, determined as provided below) per share of Common Stock with respect to such sale or issuance, and (B) if such sale or issuance occurs after December 13, 2006, the Conversion Price shall be reduced to a price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the number of shares of Common Stock which the aggregate consideration received (in the case of Securities, determined as provided below) for such sale or issuance would purchase at the Purchase Price in effect immediately prior to such sale or issuance and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such sale or issuance. Such adjustment shall be made successively whenever such sale or issuance is made. For the purposes of such adjustments, the shares of Common Stock which the holder of any such Securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale or issuance of such Securities and the consideration "received" by the Company therefor shall be deemed to be the consideration actually received or receivable by the Company (plus any underwriting discounts or commissions in connection therewith) for such Securities, plus the consideration stated in such Securities to be payable to the Company for the shares of Common Stock covered thereby. If the Company shall sell or issue shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" received or receivable by or payable to the Company for purposes of the first sentence and the immediately preceding sentence of this Subsection 7(d)(iii)(A), the fair value of such property shall be determined in good faith by the Board of Directors of the Company. Except as provided below, the determination of whether any adjustment is required under this Subsection
                  7(d)(iii)(A) by reason of the sale or issuance of Securities and the amount of such adjustment, if any, shall be made only at the time of such issuance or sale and not at the subsequent time of issuance of shares of Common Stock upon the exercise, conversion or exchange of such Securities.

                        (B) No adjustment  shall be made to the Conversion Price
                  pursuant to clause 7(d)(iii)(A) in connection with the (I) issuance of shares in any of the transactions described in Subsections 7(d)(i) and 7(d)(ii) hereof; (II) issuance of shares upon exercise of the Warrants; (III) issuance of shares upon conversion of the Notes; (IV) issuance of shares of
                  Common Stock upon the exercise of Management Options (as defined in the Purchase Agreement) or the grant of Management Options provided that the aggregate number of shares of Common Stock issued and issuable pursuant to all Management Options does not exceed 5,242,106; (E) issuance of shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock as part of a unit in connection with an arm's length institutional debt financing,
                  (F) issuance of shares of Common Stock upon the exercise or conversion or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock outstanding on December 13, 2004;

                  (G) issuance of shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock in connection with licenses, assignments or other transfers of Intellectual Property of the Company or Subsidiaries, or rights therein, in connection with cooperative research and development agreements, strategic alliances, or agreements providing for the manufacturing, distribution or sale of products or services of the Company or Subsidiaries; and (H) contributions of Common Stock to the Company's 401(k) Plan.

                        (C) In the event of any  change in the  number of shares
                  of Common Stock deliverable or any change in the consideration payable to the Company upon exercise, conversion or exchange of any Securities (including, without limitation, by operation of the anti-dilution provisions of such Securities other than those anti-dilution provisions contained within the Securities that are substantially similar to the provisions of Section 7(d)(i) hereof), any adjustment to the Conversion Price which was made upon the issuance of such Securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, except as provided below, no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise, conversion or exchange of any such Securities. The Company shall make all necessary adjustments (including successive adjustments if required) to the Conversion Price in accordance with Section 7(d). Upon the expiration or termination of the right to exercise, convert or exchange any Securities, any adjustment to the Conversion Price which was made upon the issuance of such Securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise, conversion or exchange of such Securities and the actual consideration received therefor (as determined in this Section 7(d)).

                  (iv) Determination of Current Market Price. For the purpose of any computation under Subsections 7(d)(ii) or 7(d)(iii) or any other provision of this Note, (A) the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices (as defined below) per share of Common Stock for the 10 consecutive trading days commencing 15 trading days before such date, and --- (B) "Closing Price" shall mean, with respect to each share of Common Stock for any day, (I) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which the Common Stock is listed or admitted for trading or (II) if the Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Common Stock, in either case as reported on the Nasdaq Stock Market or OTCBB or a similar service if Nasdaq or OTCBB is no longer reporting such information. If on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted by the Nasdaq Stock Market, OTCBB or a similar service, then the Company, on the one hand, and [Great Point Partners, LLC] [David C. Bupp], on the other hand, shall each promptly appoint as an appraiser an individual who shall be a member of a nationally recognized investment banking firm. Each appraiser shall be instructed to, within 30 days of appointment, determine the Current Market Price per share of Common Stock which shall be deemed to be equal to the fair market value per share of Common Stock as of such date. If the two appraisers are unable to agree on the Current Market Price per share of Common Stock within such 30 day period, then the two appraisers, within 10 days after the end of such 30 day period shall jointly select a third appraiser. The third appraiser shall, within 30 days of its appointment, determine, in good faith, the Current Market Price per share of Common Stock and such determination shall be controlling. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit its appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling. The cost of the foregoing appraisals shall be shared one-half by the Company and one-half by [Great Point Partners, LLC] [David C. Bupp], provided, however, in the event a third appraiser is utilized and one of the two initial appraisals (but not the other initial appraisal) is greater than or less than the appraisal by such third appraiser by 10% or more, then the cost of all of the foregoing appraisals shall be borne by the party who appointed the appraiser who made such initial appraisal.

                  (v) De Minimis Adjustments.  No adjustment shall be made under this Section 7(d) if the amount of such adjustment would result in a change in the Conversion Price of less than one percent (1%), but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which together with any adjustment so carried forward, would result in a change of at least one percent (1%). Notwithstanding the provisions of the first sentence of this Subsection7(d)(v), any adjustment postponed pursuant to this Subsection 7(d)(v) shall be made no later than the earlier of the Maturity Date or the date on which the Note is converted.

                  (vi)  Reorganization,  Reclassification,  Merger  and  Sale of
            Assets.   If  there  occurs  any  capital   reorganization   or  any
            reclassification of the Common Stock of the Company, the consolidation or merger of the Company with or into another Person (other than a merger or consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Common Stock) or the sale or conveyance of all or substantially all of the assets of the Company to another Person, then the Holder will thereafter be entitled to receive, upon the conversion of this Note in accordance with the terms hereof, the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock then deliverable upon the conversion of this Note if this Note had been exercised immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Company) shall be made to assure that the provisions hereof (including, without limitation, provisions with respect to changes in, and other adjustments of, the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon conversion of this Note.

                  (vii) Certificate as to Adjustments. Whenever the Conversion Price shall be adjusted pursuant to the provisions hereof, the Company shall promptly give written notice thereof to the Holder, in accordance with Section 15, in the form of a certificate signed by the Chairman of the Board, President or one of the Vice Presidents of the Company, and by the Chief Financial Officer, Treasurer or one of the Assistant Treasurers of the Company, stating the adjusted Conversion Price, and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment is required.

                  (viii) Fractional Shares. Notwithstanding an adjustment pursuant to Section 7(d) in the Conversion Price, the Company shall not be required to issue fractions of shares upon conversion of this Note or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company may make payment to the Holder, at the time of conversion of this Note as herein provided, of an amount in cash equal to such fraction multiplied by the greater of the Current Market Price of a share of Common Stock on the Conversion Date and the Conversion Price.

            (e) NOTICE OF PROPOSED ACTIONS. In case the Company shall propose at any time or from time to time (i) to declare or pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regularly scheduled cash dividend), (ii) to offer to the holders of Common Stock rights or Notes to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights, Notes or options, (iii) to effect any reclassification of its Common Stock, (iv) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company which would, if consummated, adjust the Conversion Price or the securities issuable upon conversion of this Note, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to take any other action that would require a vote of the Company's stockholders, then, in each such case, the Company shall give to the Holder, in accordance with Section 15, a written notice of such proposed action, which shall specify (A) the record date for the purposes of such stock dividend, distribution of rights or Notes or vote of the stockholders of the Company, or if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution of rights or Notes, or vote is to be determined, or (B) the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is expected to become effective, and such notice shall be so given as promptly as possible but in any event at least ten
(10) Business Days prior to the applicable record, determination or effective date specified in such notice.

      8. USE OF PROCEEDS.  The Borrower  shall use the principal  amount of this
Note in accordance with the permitted uses described in the Purchase Agreement.

      9.    SUITS FOR ENFORCEMENT.

            (a) Upon the occurrence of any one or more Events of Default, the Holder of this Note may proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Purchase Agreement or this Note or in aid of the exercise of any power granted in the Purchase Agreement or this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Holders of this Note.

            (b) In case of any default under this Note, the Borrower will pay to the Holder such amounts as shall be sufficient to cover the costs and expenses of such Holder due to such default, as provided in Article 7 of the Purchase Agreement.

      10. REMEDIES CUMULATIVE. No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

      11. REMEDIES NOT WAIVED. No course of dealing between the Borrower and the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any right.

      12.   TRANSFER.

            (a) The term "HOLDER" as used herein shall also include any transferee of this Note whose name has been recorded by the Borrower in the Note Register. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

            (b) The Borrower shall maintain a register (the "NOTE REGISTER") in its principal offices for the purpose of registering the Note and any transfer or partial transfer thereof, which register shall reflect and identify, at all times, the ownership of record of any interest in the Note. Upon the issuance of this Note, the Borrower shall record the name and address of the initial purchaser of this Note in the Note Register as the first Holder. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Borrower, the Borrower shall, at its expense, execute and deliver one or more new Notes of like tenor registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by written instrument of transfer duly executed by the Holder of such Note or such holder's attorney duly authorized in writing.

            (c) This Note may be transferred or assigned, in whole or in part, by the Holder at any time.

      13. REPLACEMENT OF NOTE. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, such Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which they may suffer if a lost, stolen or destroyed Note is replaced.

      14. COVENANTS BIND SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

      15. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery at the addresses specified in
Section 11.2 of the Purchase Agreement. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

      16. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE. EXCEPT TO THE EXTENT THE GENERAL CORPORATIONS LAW OF THE STATE OF DELAWARE SHALL APPLY.

      17. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

      18. HEADINGS. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof

                                    NEOPROBE CORPORATION

                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title: